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                                                                      EXHIBIT 32

                           SECTION 1350 CERTIFICATIONS

     In connection with the Quarterly Report of Abercrombie & Fitch Co. (the "Company") on Form 10-Q for the quarterly period ended November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael S. Jeffries, Chairman and Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /S/ Michael S. Jeffries *
                                       -----------------------------------------
                                       Print Name:  Michael S. Jeffries
                                       Title:  Chairman and Chief Executive
                                       Officer (Principal Executive Officer)
                                       Date:  December 11, 2003

     In connection with the Quarterly Report of Abercrombie & Fitch Co. (the "Company") on Form 10-Q for the quarterly period ended November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Seth R. Johnson, Executive Vice President - Chief Operating Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /S/ Seth R. Johnson *
                                       -----------------------------------------
                                       Print Name:  Seth R. Johnson
                                       Title:  Executive Vice President -Chief
                                       Operating Officer (Principal Financial
                                       Officer)
                                       Date: December 11, 2003

* These certifications are being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. These certifications shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.






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